Filed Pursuant to Rule 497(e)

Securities Act registration no. 333-165633

Investment Company Act file no. 811-22397

IRONBRIDGE FUNDS, INC.

SUPPLEMENT DATED MAY 1, 2011

TO
PROSPECTUS DATED NOVEMBER 1, 2010

(as supplemented February 18, 2011)

AND TO

PROSPECTUS DATED DECEMBER 10, 2010

Changes in Distributor, Subadministrator and Officer

Effective as of the date hereof, the Prospectus of IronBridge Funds, Inc. (the “Company”), dated November 1, 2010, as the same was supplemented on February 18, 2011, and the Company’s Prospectus dated December 10, 2010, is hereby amended by (1) changing the “Distributor” from Frontegra Strategies, LLC to Quasar Distributors, LLC, whose principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202, and (2) deleting “and the Distributor” from the “Payments to Broker-Dealers and Other Financial Intermediaries” section of each Fund’s summary.  Further, effective as of the date hereof, each such Prospectus is further amended by deleting all references to and information regarding the “Subadministrator” (Frontegra Asset Management, Inc.) and Elyce D. Dilworth, one of the Company’s officers, contained therein.

Fund Names

In connection with the changes described above, Frontegra Asset Management, Inc., has notified the Company that the Company will no longer be permitted to use the word “Frontegra” in the name of certain of the Company’s funds.  As a result, effective as of May 1, 2011, the following funds’ names have been changed as follows:

the Fund formerly named:	shall be named as follows:
IronBridge Frontegra Small Cap Fund	IronBridge Small Cap Fund
IronBridge Frontegra SMID Fund	IronBridge SMID Cap Fund
IronBridge Frontegra Global Fund	IronBridge Global Fund

As of the date hereof, the Company’s Prospectus dated November 1, 2010, as the same was supplemented on February 18, 2011, is hereby amended accordingly.

Filed Pursuant to Rule 497(e)

Securities Act registration no. 333-165633

Investment Company Act file no. 811-22397

IRONBRIDGE FUNDS, INC.

SUPPLEMENT DATED MAY 1, 2011

TO
STATEMENT OF ADDITIONAL INFORMATION DATED NOVEMBER 1, 2010

(as supplemented February 18, 2011)

AND TO

STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 10, 2010

Changes in Distributor

Effective as of the date hereof, the Statement of Additional Information (“SAI”) of IronBridge Funds, Inc. (the “Company”), dated November 1, 2010, as the same was supplemented on February 18, 2011, and the Company’s SAI dated December 10, 2010, is hereby amended by:

1.               changing the “Distributor” from Frontegra Strategies, LLC to Quasar Distributors, LLC, whose principal address is 615 East Michigan Street, Milwaukee, Wisconsin 53202;

2.               deleting “…distributed by Frontegra Strategies, LLC (the “Distributor”), the Company’s distributor,…” from footnote number 2 to the “Dollar Range of Equity Securities Beneficially Owned” table on page 17 of each such SAI;

3.               inserting the following as the second paragraph following the “Distributor” sub-heading in the “Distribution of Fund Shares” section in each SAI:

The Distribution Agreement related to the Funds has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of the Company or by a vote of a majority of a Fund’s outstanding securities and, in either event, the continuance is also approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of any party to the Distribution Agreement. The Distribution Agreement will be terminable without penalty by the Company on behalf of the Funds on not less than 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the directors who are not “interested persons” (as defined in the 1940 Act) of the Company or upon the occurrence of certain other events outlined in the Distribution Agreement, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  Since the Distributor had not commenced operation as the Company’s principal underwriter prior to the date hereof, neither the Company nor the Funds have paid any compensation to the Distributor for any fiscal years prior to the current fiscal year.

Changes in Subadministrator and Chief Compliance Officer

Effective as of the date hereof, each such SAI is amended by deleting all references to and information regarding the “Subadministrator” (Frontegra Asset Management, Inc.) and Elyce D. Dilworth, the Company’s Chief Compliance Officer, contained therein.  Further, each such SAI is also amended by adding “Chief Compliance Officer” and “Indefinite, since May 1, 2011” to John G. Davis’ Position(s) Held with Company and Term of Office and Length of Time Served columns in the “Directors and Officers” table on page 15 of each SAI.  All other references to the Company’s Chief Compliance Officer shall be deemed, effective as of the date hereof, to refer to Mr. Davis.

Fund Names

In connection with the changes described above, Frontegra Asset Management, Inc., has notified the Company that the Company will no longer be permitted to use the word “Frontegra” in the name of certain of the Company’s funds.  As a result, effective as of May 1, 2011, the following funds’ names have been changed as follows:

the Fund formerly named:	shall be named as follows:
IronBridge Frontegra Small Cap Fund	IronBridge Small Cap Fund
IronBridge Frontegra SMID Fund	IronBridge SMID Cap Fund
IronBridge Frontegra Global Fund	IronBridge Global Fund

As of the date hereof, the Company’s SAI dated November 1, 2010, as the same was supplemented on February 18, 2011, is hereby amended accordingly.